                       SEMIANNUAL REPORT / APRIL 30 2000

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

              SHOPPERS BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

  ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES DIFFERENT

  MEDIUMS AND PUSHES THE BOUNDARIES OF ART. SHE IS A TRUE MULTIMEDIA ARTIST,

 PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING, WOODCUT, SILKSCREEN, COMPUTER ART

   AND CERAMIC ART. THE ENERGY AND DIVERSITY OF HER "SHOPPERS," CREATED WITH

      COMPUTER GRAPHICS, FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                     -------------------------------------

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term capital growth through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 33.00%; five years, 29.11%; inception (12/30/94), 28.39%. Class B shares, one year, 33.92%;
    five years, 29.57%; inception (12/30/94), 28.88%. Class C shares, one year, 37.96%; inception (3/1/99), 41.45%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered either developing or emerging markets.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

 [PHOTO OF         When we started AIM in 1976, we had only a table, two chairs
 CHARLES T.        and a telephone. At the time, Bob Graham, Gary Crum and I
   BAUER,          had the idea of creating a mutual fund company that put
Chairman of        people first. Our slogan, "people are the product," means
the Board of       that people--our employees and our investors--are our
 THE FUND          company.
APPEARS HERE]          Almost a quarter-century later, we've grown to more than
                   seven million investors, $176 billion in assets under
 [PHOTO OF         management and 53 retail funds. Over that time, the industry
 ROBERT H.         as a whole has grown from $51 billion in assets to more than
  GRAHAM           $7 trillion today. I never dreamed we would see such
APPEARS HERE]      phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



TECHNOLOGY SECTOR'S VOLATILITY
FELT `ROUND THE WORLD


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
High-tech stocks led worldwide equity rallies for much of the reporting period before finally selling off in March and April. Despite global market volatility, AIM Global Consumer Products and Services Fund posted impressive returns for the six months ended April 30, 2000. Total returns for the fund's Class A, Class B and Class C shares were 12.86%, 12.53% and 12.60%, respectively. These results were computed at net asset value, that is, without the effect of sales charges. Fund performance significantly outdistanced that of the MSCI AC World Index, which returned 8.07% for the same period. Net assets rose from $185 million on October 31, 1999, to $208.7 million on April 30, 2000.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING
PERIOD?
Equity markets worldwide threw impressive Y2K parties. To bid farewell to the final few months of the last decade of the 20th century, U.S. and many world equity markets rallied strongly. Led by technology, media and telecommunication companies (TMTs), stock markets `round the world continued their impassioned dance through the first few months of 2000. With TMTs providing the explosive catalyst, U.S. and many foreign equity markets set new highs. The tech-laden Nasdaq hit an all-time high of 5,048.62 on March 10. Many European, Asian and Latin American stock markets moved in tandem with the Nasdaq through this period.
    Concerns over sky-high technology stock valuations and the threat of rising interest rates, however, caused the Nasdaq to sell off sharply in late March. This trend would continue (sometimes with extreme day-to-day volatility) throughout April. The Nasdaq's woes caused a global ripple effect as many European, Asian and Latin American markets sold off in sympathy with the beleaguered index. Investors started rotating some of their technology money back into more traditional old-line companies. The Dow which hit its high on January 14 (11,722.98), mounted a comeback in March. From March 10 through April 3, the Dow gained 13%, compared with a more than 16% decline in the Nasdaq. Ironically, with all the day-to-day volatility, the Dow, the S&P 500 and the Nasdaq all gained ground over the six months covered by this report.
    On the economic front, growth rates were positive for many of the world's nations. The United States, for instance, had an annualized growth rate above
7% for the fourth quarter of 1999 and above 5% in the first quarter of 2000. Europe as a whole and many Asian countries also experienced good growth trends.
    In an effort to curb robust economic growth and to forestall creeping inflation, the Federal Reserve Board (the Fed) raised the key federal funds rate--the rate banks charge each other for overnight loans--three times between November and April. (Another rate hike was implemented when the Fed met in May after the reporting period closed.) As rates in many foreign countries are affected by U.S. interest-rate trends, many international markets watched with anticipation.

WHAT OTHER MARKET TRENDS INFLUENCED WORLD MARKETS?
Conditions have been perfect for mergers and acquisitions as robust stock prices and low inflation have made it difficult for companies to boost profits by raising prices. In many high-tech industries, it is simpler to acquire capabilities or technology than to build them. One of the largest European cross-country acquisitions was Vodafone AirTouch's hostile takeover of Germany's Mannesmann. This acquisition makes Vodafone Europe's largest company in terms of capitalization. It is also the world's largest leading wireless service, with more than 40 million subscribers in 25 countries. Vodafone is a fund holding.


FUND PERFORMANCE

SIX-MONTH TOTAL RETURNS

As of 4/30/00, excluding sales charges

                 [BAR CHART]

================================================
                                           MSCI
  FUND           FUND          FUND         AC
 CLASS A        CLASS B       CLASS C      WORLD
 SHARES         SHARES        SHARES       INDEX

 12.86%         12.53%        12.60%       8.07%
================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

===============================================================================
CLASS A SHARES

Inception (12/30/94)           26.41%
  5 years                      27.90
  1 year                       21.16*
* 27.19%, excluding sales charges

CLASS B SHARES

Inception (12/30/94)           26.86
  5 years                      28.36
  1 year                       21.53*
* 26.53%, excluding CDSC

CLASS C SHARES

Inception (3/1/99)             30.81
  1 year                       25.62*
* 26.62%, excluding CDSC

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
===============================================================================

     See important fund and index disclosure inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


    Back on U.S. soil, merger mania continues as two other fund holdings, consumer-products giant Warner-Lambert and Pfizer, a world-renowned pharmaceutical company, are due to merge later this year. This merger will create the world's second-largest drug company. It also underscores the need for drug companies to combine research efforts, cut costs and expand product pipelines.
    Companies worldwide are finding that they need critical mass just to compete as evidenced by the growth in mergers and acquisitions. The total value of announced deals worldwide in 1999 was $3.44 trillion--up 36% from 1998.

WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?
Over the last few quarters, an overweighting in the technology sector has driven fund performance. Early in the first quarter we increased our technology position from 29% to roughly 36% at quarter-end. This increased exposure was part of an overall strategy to take advantage of the anticipated post-Y2K release of stockpiled cash for tech spending.
    Changes in our top holdings from the fiscal year-end (October 31, 1999) through the first quarter of 2000 demonstrated our pull-back in consumer cyclicals and our bias toward technology. For instance, weightings in names like Toyota, Wal-Mart and Home Depot gave way to Furukawa Electric (a Japanese company that makes optical-fiber cable and superconductive wire) and ADC Telecommunications (a U.S. company that makes systems that ratchet up the rate at which voice, data and video signals are transmitted).

    As we use a disciplined earnings-momentum investment strategy for this fund, we can always find stocks that are performing well in a global universe.

HOW HAS THE EARNINGS-MOMENTUM MODEL BENEFITED THE FUND?
Unlike some sector funds, in which the entire sector is either up or down, AIM Global Consumer Products and Services Fund invests in a broad spectrum of industries, making long-term performance dependent on the performance of individual companies, not market trends.

WHAT ARE SOME OF YOUR HOLDINGS?
A top U.S. holding is Adobe Systems, a leader in desktop-publishing software. Nearly 75% of Adobe's sales are through Web and print publishing products such as Photoshop, Illustrator and PageMaker.
    Finland's Nokia, the world's largest maker of mobile phones and provider of mobile and wired networks, continues to steamroll the competition. As of April 24, 2000, The Financial Times 500 ranked Nokia as the second-largest company in Europe in terms of capitalization (second only, we might add, to fund holding Vodafone).

WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE MARKET?
Although U.S. markets have witnessed some hand-wringing volatility of late, strong economic fundamentals still exist. Productivity is increasing, construction and fiscal spending are on the rise and retail sales are strong.
    The outlook is equally compelling on the international front. Increased corporate restructuring, mergers and deregulation make for a more competitive environment. Coupled with generally stable interest rates, good growth prospects and some very attractive stock valuations, this should provide global investors attractive investment opportunities.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

==================================================================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
  1. Warner-Lambert Co.           2.53%          1. Oil & Gas (Drilling & Equipment)    9.52%       1. United States        67.50%

  2. Credence Systems Corp.       2.33           2. Health Care (Diversified)           6.30        2. United Kingdom        6.36

  3. Nokia Oyj-ADR (Finland)      2.24           3. Equipment (Semiconductor)           5.68        3. Canada                5.47

  4. Ensco International Inc.     2.16           4. Telecommunications                  5.57        4. Finland               3.58
                                                    (Cellular/Wireless)
  5. Adobe Systems, Inc.          2.09                                                              5. France                3.20
                                                 5. Telephone                           5.38
  6. KEMET Corp.                  2.07                                                              6. Switzerland           3.11
                                                 6. Retail (Computers & Electronics)    5.16
  7. Novartis A.G. (Switzerland)  1.95                                                              7. Singapore             2.59
                                                 7. Computers (Software & Services)     5.04
  8. UnitedHealth Group Inc.      1.89                                                              8. Spain                 2.01
                                                 8. Electronics (Semiconductors)        4.77
  9. Ivax Corp.                   1.83                                                              9. Japan                 1.93
                                                 9. Communications Equipment            3.73
 10. Electroglas, Inc.            1.73                                                              10. Netherlands          1.71
                                                10. Investment Management               3.59

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less- established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o   HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors-- the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose

SEC SPEAKS OUT
In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

[WHEEL GRAPHIC]

=========================================
AGE
RISK
SIZE
VOLATILITY
MANAGEMENT
EXPENSES
TAX EFFICIENCY

Source: The Wall Street Journal, 1/25/00
=========================================

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1)Lipper, Inc. is an independent mutual fund performance monitor.

(2)The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3)Source: Bloomberg.

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

==================================================================
  MONTH        AMOUNT INVESTED     SHARE PRICE    SHARES PURCHASED
------------------------------------------------------------------
JANUARY            $ 200              $ 24               8.333
FEBRUARY             200                20              10.000
MARCH                200                14              14.286
APRIL                200                18              11.111
MAY                  200                22               9.091
JUNE                 200                24               8.333
6-MONTH TOTAL      $1200              $122              61.154

Average price per share: $122 divided by 6 = $20.33

Average cost per share: $1200 divided by 61.154 = $19.62
==================================================================

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-61.51%

BANKS (MONEY CENTER)-0.87%

Chase Manhattan Corp. (The)              25,100   $  1,808,769
--------------------------------------------------------------

BIOTECHNOLOGY-1.17%

Genzyme Corp.(a)                         50,200      2,450,387
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.09%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                   45,700      2,282,144
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.49%

ADC Telecommunications, Inc.(a)          51,200      3,110,400
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.24%

Lexmark International Group,
  Inc.-Class A(a)                        21,900      2,584,200
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.09%

Adobe Systems, Inc.                      36,000      4,353,750
--------------------------------------------------------------
FairMarket, Inc.(a)                      23,700        162,937
--------------------------------------------------------------
Integrated Information Systems,
  Inc.(a)                                25,000        170,312
--------------------------------------------------------------
RADVision Ltd.(a)                        40,000      1,530,000
--------------------------------------------------------------
Saba Software, Inc.(a)                   81,400      2,314,812
--------------------------------------------------------------
                                                     8,531,811
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.84%

AVX Corp.                                16,500      1,607,719
--------------------------------------------------------------
Kemet Corp.(a)                           58,000      4,321,000
--------------------------------------------------------------
                                                     5,928,719
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.02%

Altera Corp.(a)                          35,000      3,578,750
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                                60,500      2,907,781
--------------------------------------------------------------
Intel Corp.                              15,000      1,902,187
--------------------------------------------------------------
                                                     8,388,718
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-5.10%

Credence Systems Corp.(a)                34,100      4,867,775
--------------------------------------------------------------
Electroglas, Inc.(a)                     93,400      3,619,250
--------------------------------------------------------------
Lam Research Corp.(a)                    47,000      2,156,125
--------------------------------------------------------------
                                                    10,643,150
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.35%

Citigroup Inc.                           47,300      2,811,394
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-2.09%

MGM Grand, Inc.                          71,400      2,106,300
--------------------------------------------------------------
Station Casinos, Inc.(a)                 79,000      2,251,500
--------------------------------------------------------------
                                                     4,357,800
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.35%

IVAX Corp.(a)                           139,150   $  3,809,231
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

HEALTH CARE (DIVERSIFIED)-(CONTINUED)

Warner-Lambert Co.                       46,400   $  5,280,900
--------------------------------------------------------------
                                                     9,090,131
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.86%

Andrx Corp.(a)                           35,000      1,791,563
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.56%

Pfizer Inc.                              77,300      3,256,263
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-2.82%

UnitedHealth Group Inc.                  59,300      3,954,569
--------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)       26,300      1,939,625
--------------------------------------------------------------
                                                     5,894,194
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.01%

Quest Diagnostic Inc.(a)                 36,100      2,100,569
--------------------------------------------------------------

INVESTMENT MANAGEMENT-3.59%

Affiliated Managers Group, Inc.(a)       55,800      2,238,975
--------------------------------------------------------------
Alliance Capital Management L.P.         68,900      3,087,581
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                   57,700      2,174,569
--------------------------------------------------------------
                                                     7,501,125
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.05%

Millipore Corp.                          30,600      2,193,638
--------------------------------------------------------------

NATURAL GAS-1.61%

Dynegy Inc.-Class A                      51,200      3,350,400
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-7.76%

BJ Services Co.(a)                       43,000      3,020,750
--------------------------------------------------------------
ENSCO International Inc.                135,700      4,503,544
--------------------------------------------------------------
Marine Drilling Companies, Inc.(a)       81,700      2,124,200
--------------------------------------------------------------
Patterson Energy, Inc.(a)                77,200      2,180,900
--------------------------------------------------------------
Schlumberger Ltd.                        27,000      2,067,188
--------------------------------------------------------------
Smith International, Inc.(a)             30,300      2,302,800
--------------------------------------------------------------
                                                    16,199,382
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.86%

Lowe's Cos., Inc.                        36,200      1,791,900
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-5.16%

Best Buy Co., Inc.(a)                    37,500      3,028,125
--------------------------------------------------------------
CDW Computer Centers, Inc.(a)            21,800      2,267,200
--------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                  49,600      2,917,100
--------------------------------------------------------------
Tandy Corp.                              45,000      2,565,000
--------------------------------------------------------------
                                                    10,777,425
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.87%

Gap, Inc. (The)                          49,400      1,815,450
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

SERVICES
  (ADVERTISING/MARKETING)-1.24%

Omnicom Group, Inc.                      28,500   $  2,595,281
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.28%

Dollar Thrifty Automotive Group,
  Inc.(a)                                27,700        581,700
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.34%

Learning Tree International, Inc.(a)     14,700        704,681
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.38%

i3 Mobile, Inc.(a)                       44,400        832,500
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                   18,800      2,057,425
--------------------------------------------------------------
                                                     2,889,925
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.58%

Viatel, Inc.(a)                          31,700      1,212,525
--------------------------------------------------------------

TELEPHONE-0.84%

CTC Communications Group, Inc.(a)        31,300      1,056,375
--------------------------------------------------------------
NTL Inc.(a)                               9,062        693,243
--------------------------------------------------------------
                                                     1,749,618
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $112,073,778)                          128,393,262
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-35.18%

BELGIUM-0.59%

Icos Vision Systems Corp. N.V.
  (Equipment- Semiconductor)(a)          35,600      1,225,975
--------------------------------------------------------------

CANADA-5.47%

Anderson Exploration Ltd.
  (Oil-Exploration & Production)(a)     132,300      2,117,872
--------------------------------------------------------------
Angiotech Pharmaceuticals, Inc.
  (Health Care- Drugs-Generic &
  Other)(a)                              11,600        356,501
--------------------------------------------------------------
Canadian Imperial Bank of Commerce
  (Banks- Regional)                      78,800      2,065,140
--------------------------------------------------------------
NOVA Chemicals Corp.
  (Chemicals-Specialty)                  98,600      2,224,411
--------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)           75,000      2,386,018
--------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Telecommunications-
  Cellular/Wireless)(a)                  68,300      1,778,430
--------------------------------------------------------------
Talisman Energy Inc. (Oil &
  Gas-Exploration & Production)(a)       16,400        489,065
--------------------------------------------------------------
                                                    11,417,437
--------------------------------------------------------------

FINLAND-3.58%

Helsingin Puhelin Oyj
  (Telecommunications-
  Cellular/Wireless)                     35,200      2,782,969
--------------------------------------------------------------
Nokia Oyj-ADR (Communications
  Equipment)                             82,300      4,680,813
--------------------------------------------------------------
                                                     7,463,782
--------------------------------------------------------------

FRANCE-3.20%

AGF-Assurances Generales de France
  (Insurance-MultiLine)                  27,200      1,352,400
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

FRANCE-(CONTINUED)

Banque Nation de Paris (Financial
  Diversified), Wts., expiring
  07/15/02(a)                             5,460   $     31,047
--------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)              29,800      1,290,533
--------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)         9,400      1,946,463
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting- Television, Radio &
  Cable)                                  3,000      2,055,238
--------------------------------------------------------------
                                                     6,675,681
--------------------------------------------------------------

GERMANY-0.87%

Epcos A.G. (Electronics-Component
  Distributors)(a)                       12,900      1,825,013
--------------------------------------------------------------

HONG KONG-0.36%

Giordano International Ltd.
  (Retail-Specialty- Apparel)           466,000        762,787
--------------------------------------------------------------

IRELAND-0.95%

Bank of Ireland (Banks-Major
  Regional)                                   0              2
--------------------------------------------------------------
Elan Corp. PLC -ADR (Health
  Care-Drugs- Generic & Other)(a)        46,400      1,989,400
--------------------------------------------------------------
                                                     1,989,402
--------------------------------------------------------------

ITALY-1.56%

Banca Intesa S.p.A. (Banks-Major
  Regional)                             240,020        884,399
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)   247,300    2,362,432
--------------------------------------------------------------
                                                     3,246,831
--------------------------------------------------------------

JAPAN-1.93%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                   160,000      2,221,049
--------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                         54      1,805,251
--------------------------------------------------------------
                                                     4,026,300
--------------------------------------------------------------

MEXICO-0.89%

Telefonos de Mexico S.A.-Class L-ADR
  (Telephone)                            31,600      1,858,475
--------------------------------------------------------------

NETHERLANDS-1.71%

ASM Lithography Holding N.V.
  (Electronics- Semiconductors)(a)       39,300      1,572,000
--------------------------------------------------------------
Getronics N.V. (Computers-Software &
  Services)                              33,400      1,993,408
--------------------------------------------------------------
                                                     3,565,408
--------------------------------------------------------------

SINGAPORE-2.59%

Flextronics International Ltd.
  (Manufacturing-Specialized)(a)         40,000      2,810,000
--------------------------------------------------------------
NatSteel Ltd. (Computers-Hardware)    1,056,000      2,586,324
--------------------------------------------------------------
                                                     5,396,324
--------------------------------------------------------------

SPAIN-2.01%

Acerinox S.A. (Iron & Steel)             45,200      1,801,186
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SPAIN-(CONTINUED)

Altadis S.A. (Tobacco)                  203,900   $  2,398,621
--------------------------------------------------------------
                                                     4,199,807
--------------------------------------------------------------

SWITZERLAND-3.11%

Adecco S.A. (Services-Commercial &
  Consumer)                               2,961      2,432,403
--------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                       2,904      4,061,385
--------------------------------------------------------------
                                                     6,493,788
--------------------------------------------------------------

UNITED KINGDOM-6.36%

Centrica PLC (Oil & Gas-Exploration
  & Production)                         964,400      3,425,011
--------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone)(a)                         31,150      1,324,133
--------------------------------------------------------------
Energis PLC (Telephone)(a)               56,500      2,788,949
--------------------------------------------------------------
FKI PLC (Manufacturing-Diversified)     582,845      2,217,469
--------------------------------------------------------------
Vodafone AirTouch PLC (Telephone)       766,539      3,516,328
--------------------------------------------------------------
                                                    13,271,890
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $61,229,908)                                  73,418,900
--------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(b)
BONDS & NOTES-0.00%

UNITED KINGDOM-0.00%

BG Transco Holdings PLC (Oil &
  Gas-Refining & Marketing), Unsec.
  Floating Rate Notes, 7.06%,
  12/14/09(c)                   GBP         700          1,097
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(b)      VALUE
UNITED KINGDOM-(CONTINUED)

BG Transco Holdings PLC (Oil &
  Gas-Refining & Marketing), Unsec.
  Notes,
  4.19%, 12/14/22                GBP        700   $      1,074
--------------------------------------------------------------
  7.00%, 12/16/24                GBP        700          1,091
--------------------------------------------------------------
                                                         3,262
--------------------------------------------------------------
    Total Bonds & Notes (Cost
      $3,403)                                            3,262
--------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-5.99%

STIC Liquid Assets Portfolio(d)       6,250,217      6,250,217
--------------------------------------------------------------
STIC Prime Portfolio(d)               6,250,217      6,250,217
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $12,500,434)                                  12,500,434
--------------------------------------------------------------
TOTAL INVESTMENTS-102.68% (Cost
  $185,807,523)                                    214,315,858
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(2.68%)                                    (5,596,453)
--------------------------------------------------------------
NET ASSETS-100.00%                                $208,719,405
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
GBP    - British Pound Sterling
Unsec. - Unsecured
Wts.   - Warrants

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(c)The coupon rate shown on floating rate notes represents the rate at period end.
(d)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

(Unaudited)

ASSETS:

Investments, at market value (cost
  $185,807,523)                                 $214,315,858
------------------------------------------------------------
Foreign currencies, at value (cost $1,519,926)     1,511,229
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,269,461
------------------------------------------------------------
  Fund shares sold                                   423,355
------------------------------------------------------------
  Dividends and interest                             323,651
------------------------------------------------------------
  Collateral for securities loaned                 3,844,584
------------------------------------------------------------
Other assets                                          33,334
------------------------------------------------------------
    Total assets                                 223,721,472
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           10,355,558
------------------------------------------------------------
  Fund shares reacquired                             363,247
------------------------------------------------------------
  Return of collateral for securities loaned       3,844,584
------------------------------------------------------------
Accrued advisory fees                                232,393
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                            143,579
------------------------------------------------------------
Accrued transfer agent fees                           23,721
------------------------------------------------------------
Accrued trustees' fees                                   889
------------------------------------------------------------
Accrued operating expenses                            33,998
------------------------------------------------------------
    Total liabilities                             15,002,067
------------------------------------------------------------
Net assets applicable to shares outstanding     $208,719,405
============================================================

NET ASSETS:

Class A                                         $ 86,053,819
============================================================
Class B                                         $121,033,725
============================================================
Class C                                         $  1,631,861
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            2,982,772
============================================================
Class B                                            4,344,239
============================================================
Class C                                               58,536
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      28.85
============================================================
  Offering price per share:
    (Net asset value of $28.85 divided by
      95.25%)                                   $      30.29
============================================================
Class B:
  Net asset value and offering price per share  $      27.86
============================================================
Class C:
  Net asset value and offering price per share  $      27.88
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000

(Unaudited)

INVESTMENT INCOME:

Dividends (net of $87,330 foreign withholding
  tax)                                           $ 1,072,280
------------------------------------------------------------
Interest                                               9,877
------------------------------------------------------------
Securities lending                                    43,637
------------------------------------------------------------
    Total investment income                        1,125,794
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,035,990
------------------------------------------------------------
Accounting services fees                              24,863
------------------------------------------------------------
Custodian fees                                        41,924
------------------------------------------------------------
Distribution fees -- Class A                         210,499
------------------------------------------------------------
Distribution fees -- Class B                         612,959
------------------------------------------------------------
Distribution fees -- Class C                           3,883
------------------------------------------------------------
Transfer agent fees                                  206,565
------------------------------------------------------------
Trustees' fees                                         6,499
------------------------------------------------------------
Other                                                 96,502
------------------------------------------------------------
    Total expenses                                 2,239,684
------------------------------------------------------------
Less: Expenses paid indirectly                        (5,612)
------------------------------------------------------------
    Net expenses                                   2,234,072
------------------------------------------------------------
Net investment income (loss)                      (1,108,278)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           36,082,633
------------------------------------------------------------
  Foreign currencies                                (239,406)
------------------------------------------------------------
                                                  35,843,227
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (11,489,420)
------------------------------------------------------------
  Foreign currencies                                  20,945
------------------------------------------------------------
                                                 (11,468,475)
------------------------------------------------------------
Net gain from investment securities and foreign
  currencies                                      24,374,752
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $23,266,474
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,108,278)   $ (1,748,031)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  35,843,227      44,474,962
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (11,468,475)     20,709,969
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        23,266,474      63,436,900
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (13,669,341)     (1,486,208)
------------------------------------------------------------------------------------------
  Class B                                                      (20,638,339)     (2,314,110)
------------------------------------------------------------------------------------------
  Class C                                                          (64,435)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (212,239)       (341,039)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,678,049      (8,462,976)
------------------------------------------------------------------------------------------
  Class B                                                       18,134,741     (14,746,418)
------------------------------------------------------------------------------------------
  Class C                                                        1,478,682         209,527
------------------------------------------------------------------------------------------
  Advisor Class*                                                 4,771,906     (17,338,191)
------------------------------------------------------------------------------------------
    Net increase in net assets                                  23,745,498      18,957,485
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          184,973,907     166,016,422
------------------------------------------------------------------------------------------
  End of period                                               $208,719,405    $184,973,907
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $139,756,324    $104,692,946
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,108,278)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      41,503,676      40,244,803
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          28,567,683      40,036,158
------------------------------------------------------------------------------------------
                                                              $208,719,405    $184,973,907
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
    The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
    The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 2000, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
         In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subjects the Portfolio to greater risk than a fund that is more diversified.
I. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the six months ended April 30, 2000, AIM was paid $24,863 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $134,090 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $210,499, $612,959 and $3,883, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $38,127 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $1,438 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in custodian fees of $5,612 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $5,612 during the six months ended April 30, 2000.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At April 30, 2000, securities with an aggregate value of $3,769,200 were on loan to brokers. The loans were secured by cash collateral of $3,844,584 received by the Portfolio. For the six months ended April 30, 2000, the Portfolio received fees of $43,637 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 2000 was $285,226,653 and $276,807,891, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $   35,983,502
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (7,475,167)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $   28,508,335
==========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                OCTOBER 31, 1999
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
                                                              -----------    ------------    -----------    ------------
Sold:
  Class A                                                         366,727    $ 11,183,658        487,583    $ 12,807,548
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         348,316      10,194,243        423,749      10,940,298
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         49,696       1,449,895          9,183         251,095
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     530       6,033,762         21,722         582,165
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         464,303      12,875,109         59,498       1,416,648
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         710,621      19,065,108         91,284       2,126,010
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          1,333          35,784             --              --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   7,418         212,234         14,024         340,931
------------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                          44,925       1,356,742             --              --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (43,513)     (1,356,742)            --              --
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                        (287,023)    (14,737,460)      (855,317)    (22,687,172)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (376,695)    (11,124,610)    (1,075,236)    (27,812,726)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                           (238)         (6,997)        (1,437)        (41,568)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  (3,652)       (117,348)      (638,988)    (18,261,287)
------------------------------------------------------------------------------------------------------------------------
                                                                1,282,748    $ 35,063,378     (1,463,935)   $(40,338,058)
========================================================================================================================

*    Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                                                              DECEMBER 30, 1994
                                                                                                               (DATE OPERATIONS
                                             SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,                  COMMENCED)
                                                APRIL 30,        ----------------------------------------             TO
                                                 2000(a)         1999(a)    1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995(a)
                                             ----------------    -------    -------    -------    -------    --------------------
Net asset value, beginning of period             $ 30.79         $ 22.16    $ 22.19    $ 20.98    $ 14.59          $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.12)          (0.19)     (0.19)     (0.15)     (0.22)            0.02(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on
    investments                                     3.85            9.38       2.05       2.27       7.13             3.14
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations         3.73            9.19       1.86       2.12       6.91             3.16
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
  realized gains on investments                    (5.67)          (0.56)     (1.89)     (0.91)     (0.52)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 28.85         $ 30.79    $ 22.16    $ 22.19    $ 20.98          $ 14.59
=================================================================================================================================
Total return(c)                                    12.86%          42.20%      8.66%     10.55%     48.82%           27.65%
=================================================================================================================================

Ratios and supplemental data:

Net assets, end of period (000s omitted)         $86,054         $73,695    $59,880    $62,637    $76,900          $ 4,082
=================================================================================================================================
Ratios of expenses to average net assets:
  With fee waivers                                  1.86%(d)        1.91%      1.93%      1.84%      2.24%            2.32%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.86%(d)        1.91%      1.95%      1.99%      2.34%           13.63%(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets                               (0.77)%(d)      (0.70)%    (0.83)%    (0.87)%    (1.24)%         (11.11)%(e)
=================================================================================================================================
Portfolio turnover rate                              144%            160%       221%       392%       169%             240%
=================================================================================================================================

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios annualized and are based on average net assets of $84,662,365.
(e)  Annualized.

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                                                                                               DECEMBER 30, 1994
                                                                                                                  (DATE SALES
                                             SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,                  COMMENCED)
                                                APRIL 30,        -----------------------------------------            TO
                                                   2000          1999(a)     1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995(a)
                                             ----------------    --------    -------    -------    -------    -------------------
Net asset value, beginning of period             $  29.99        $  21.70    $ 21.86    $ 20.79    $ 14.53          $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.18)          (0.31)     (0.30)     (0.24)     (0.31)           (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on
    investments                                      3.72            9.16       2.03       2.22       7.09             3.14
---------------------------------------------------------------------------------------------------------------------------------
    Net increase from investment operations          3.54            8.85       1.73       1.98       6.78             3.10
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
  realized gain on investments                      (5.67)          (0.56)     (1.89)     (0.91)     (0.52)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  27.86        $  29.99    $ 21.70    $ 21.86    $ 20.79          $ 14.53
=================================================================================================================================
Total return(c)                                     12.53%          41.52%      8.16%      9.95%     48.11%           27.12%
=================================================================================================================================

Ratios and supplemental data:

Net assets, end of period (000s omitted)         $121,034        $109,808    $91,613    $93,978    $87,904          $ 2,959
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.36%(d)        2.41%      2.43%      2.34%      2.74%            2.82%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.36%(d)        2.41%      2.45%      2.49%      2.84%           14.13%(e)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average net assets                                (1.27)%(d)      (1.20)%    (1.33)%    (1.37)%    (1.74)%         (11.61)%(e)
=================================================================================================================================
Portfolio turnover rate                               144%            160%       221%       392%       169%             240%
=================================================================================================================================

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.04.
(c) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $123,265,333.
(e)  Annualized.

                                                    CLASS C
                                     --------------------------------------
                                                           MARCH 1, 1999
                                                            (DATE SALES       NOVEMBER 1, 1999
                                     SIX MONTHS ENDED       COMMENCED)               TO
                                        APRIL 30,               TO              FEBRUARY 11,
                                         2000(a)        OCTOBER 31, 1999(a)       2000(a)
                                     ----------------   -------------------   ----------------
Net asset value, beginning of
  period                                 $ 29.99              $24.70               $31.59
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.18)              (0.22)               (0.02)
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    on investments                          3.74                5.51                 5.28
----------------------------------------------------------------------------------------------
    Net increase from investment
      operations                            3.56                5.29                 5.26
----------------------------------------------------------------------------------------------
Distributions to shareholders from
  net realized gains on investments        (5.67)                 --                (5.67)
----------------------------------------------------------------------------------------------
Net asset value, end of period           $ 27.88              $29.99               $31.18
==============================================================================================
Total return(c)                            12.60%              21.42%               18.26%
==============================================================================================

Ratios and supplemental data:

Net assets, end of period (000s
  omitted)                               $ 1,632              $  232               $   --
==============================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                          2.36%(d)            2.41%(e)             1.36%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                       2.36%(d)            2.41%(e)             1.36%(d)
----------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets             (1.27)%(d)          (1.20)%(e)           (0.27)%(d)
==============================================================================================
Portfolio turnover rate                      144%                160%                 144%
==============================================================================================

                                                            ADVISOR CLASS
                                     -----------------------------------------------------------
                                                                                JUNE 1, 1995
                                                                                 (DATE SALES
                                            YEAR ENDED OCTOBER 31,               COMMENCED)
                                     -------------------------------------           TO
                                     1999(a)   1998(a)   1997(a)   1996(a)   OCTOBER 31, 1995(a)
                                     -------   -------   -------   -------   -------------------
Net asset value, beginning of
  period                             $ 22.61   $ 22.50   $21.15    $14.64          $ 11.84
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)         (0.05)    (0.08)   (0.04)    (0.13)            0.04(b)
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    on investments                      9.59      2.08     2.30      7.16             2.76
----------------------------------------------------------------------------------------------
    Net increase from investment
      operations                        9.54      2.00     2.26      7.03             2.80
----------------------------------------------------------------------------------------------
Distributions to shareholders from
  net realized gains on investments    (0.56)    (1.89)   (0.91)    (0.52)              --
----------------------------------------------------------------------------------------------
Net asset value, end of period       $ 31.59   $ 22.61   $22.50    $21.15          $ 14.64
==============================================================================================
Total return(c)                        42.93%     9.20%   11.15%    49.50%           23.65%
==============================================================================================

Ratios and supplemental data:

Net assets, end of period (000s
  omitted)                           $ 1,239   $14,523   $6,047    $7,446          $   164
==============================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                      1.41%     1.43%    1.34%     1.74%            1.82%(e)
----------------------------------------------------------------------------------------------
  Without fee waivers                   1.41%     1.45%    1.49%     1.84%           13.13%(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income
  (loss) to average net assets         (0.20)%   (0.33)%  (0.37)%   (0.74)%         (10.61)%(e)
==============================================================================================
Portfolio turnover rate                  160%      221%     392%      169%             240%
==============================================================================================

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $0.61.
(c) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $780,850 and $1,314,105 for Class C and Advisor Class, respectively.
(e)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND

C. Derek Anderson                                 Robert H. Graham                             11 Greenway Plaza
President, Plantagenet Capital                    Chairman and President                       Suite 100
Management, LLC (an investment                                                                 Houston, TX 77046
partnership); Chief Executive Officer,            Dana R. Sutton
Plantagenet Holdings, Ltd.                        Vice President and Treasurer                 INVESTMENT MANAGER
(an investment banking firm)
                                                  Samuel D. Sirko                              A I M Advisors, Inc.
Frank S. Bayley                                   Vice President and Secretary                 11 Greenway Plaza
Partner, law firm of                                                                           Suite 100
Baker & McKenzie                                  Melville B. Cox                              Houston, TX 77046
                                                  Vice President
Robert H. Graham                                                                               TRANSFER AGENT
President and Chief Executive Officer,            Gary T. Crum
A I M Management Group Inc.                       Vice President                               A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Ruth H. Quigley                                   Carol F. Relihan                             Houston, TX 77210-4739
Private Investor                                  Vice President
                                                                                               CUSTODIAN
                                                  Mary J. Benson
                                                  Assistant Vice President and                 State Street Bank and Trust Company
                                                  Assistant Treasurer                          225 Franklin Street
                                                                                               Boston, MA 02110
                                                  Sheri Morris
                                                  Assistant Vice President and                 COUNSEL TO THE FUND
                                                  Assistant Treasurer
                                                                                               Kirkpatrick & Lockhart LLP
                                                  Nancy L. Martin                              1800 Massachusetts Avenue, N.W.
                                                  Assistant Secretary                          Washington, D.C. 20036-1800

                                                  Ofelia M. Mayo                               COUNSEL TO THE TRUSTEES
                                                  Assistant Secretary
                                                                                               Paul, Hastings, Janofsky & Walker LLP
                                                  Kathleen J. Pflueger                         Twenty Third Floor
                                                  Assistant Secretary                          555 South Flower Street
                                                                                               Los Angeles, CA 90071

                                                                                               DISTRIBUTOR

                                                                                               A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
                                                                                               Suite 100
                                                                                               Houston, TX 77046

                     -------------------------------------

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                               AIM INVESTOR LINE,

                                 800-246-5463,

                            PROVIDES CURRENT ACCOUNT

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                           DAY. YOU CAN ALSO ORDER A

                           YEAR-TO-DATE STATEMENT OF

                                 YOUR ACCOUNT.

                     -------------------------------------

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o   AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive
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o   www.aimfunds.com. Our award-winning Web site provides account information,
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



THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Advisor International Value Fund           leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Asian Growth Fund                          since 1976 and managed approximately $176
AIM Capital Development Fund             AIM Developing Markets Fund                    billion in assets for more than 7.4
AIM Constellation Fund(1)                AIM Euroland Growth Fund(5)                    million shareholders, including
AIM Dent Demographic Trends Fund         AIM European Development Fund                  individual investors, corporate clients
AIM Emerging Growth Fund                 AIM International Equity Fund                  and financial institutions, as of March
AIM Large Cap Growth Fund                AIM Japan Growth Fund                          31, 2000.
AIM Large Cap Opportunities Fund         AIM Latin American Growth Fund                     The AIM Family of Funds --Registered
AIM Mid Cap Equity Fund                                                                 Trademark-- is distributed nationwide,
AIM Mid Cap Growth Fund                  GLOBAL GROWTH FUNDS                            and AIM today is the eighth-largest
AIM Mid Cap Opportunities Fund(2)        AIM Global Aggressive Growth Fund              mutual fund complex in the United States
AIM Select Growth Fund                   AIM Global Growth Fund                         in assets under management, according to
AIM Small Cap Growth Fund(3)             AIM Global Trends Fund(6)                      Strategic Insight, an independent mutual
AIM Small Cap Opportunities Fund(4)                                                     fund monitor.
AIM Value Fund                           GLOBAL GROWTH & INCOME FUNDS
AIM Weingarten Fund                      AIM Global Utilities Fund

GROWTH & INCOME FUNDS                    GLOBAL INCOME FUNDS
AIM Advisor Flex Fund                    AIM Global Income Fund
AIM Advisor Real Estate Fund             AIM Strategic Income Fund
AIM Balanced Fund
AIM Basic Value Fund                     THEME FUNDS
AIM Charter Fund                         AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
INCOME FUNDS                             AIM Global Health Care Fund
AIM Floating Rate Fund                   AIM Global Infrastructure Fund
AIM High Yield Fund                      AIM Global Resources Fund
AIM High Yield Fund II                   AIM Global Telecommunications and Technology Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund



(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                              GCPS-SAR-1